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Exhibit 24-1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rochester Gas and Electric Corporation, a New York corporation, hereby constitutes and appoints P. C. Wilkens, J. J. Syta, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $300 million of first mortgage bonds and unsecured notes of Rochester Gas and Electric Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of May, 2003.

/s/ PAUL C. WILKENS Paul C. Wilkens

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rochester Gas and Electric Corporation, a New York corporation, hereby constitutes and appoints P. C. Wilkens, J. J. Syta, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $300 million of first mortgage bonds and unsecured notes of Rochester Gas and Electric Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of May, 2003.

/s/ JOSEPH J. SYTA Joseph J. Syta

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rochester Gas and Electric Corporation, a New York corporation, hereby constitutes and appoints P. C. Wilkens, J. J. Syta, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $300 million of first mortgage bonds and unsecured notes of Rochester Gas and Electric Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of May, 2003.

/s/ WESLEY W. VON SCHACK Wesley W. von Schack

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rochester Gas and Electric Corporation, a New York corporation, hereby constitutes and appoints P. C. Wilkens, J. J. Syta, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $300 million of first mortgage bonds and unsecured notes of Rochester Gas and Electric Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of May, 2003.

/s/ KENNETH M. JASINSKI Kenneth M. Jasinski

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Rochester Gas and Electric Corporation, a New York corporation, hereby constitutes and appoints P. C. Wilkens, J. J. Syta, L. Blum, Esq. and F. Lee, Esq., and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, to sign, execute and file a Registration Statement with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, in connection with the registration of up to $300 million of first mortgage bonds and unsecured notes of Rochester Gas and Electric Corporation, any and all amendments to such Registration Statement and any and all other documents requisite to be filed with respect thereto, with all exhibits and other documents in connection therewith, granting unto said attorneys, and each of them or their substitutes or substitute, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in order to effectuate the same as fully to all intents and purposes as he might or could do.

        IN WITNESS WHEREOF, the undersigned has set his hand this 20th day of May, 2003.

/s/ JAMES P. LAURITO James P. Laurito

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  Exhibit 24-1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY